UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024 (March 20, 2024)

HCM Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41241	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (203) 930-2202

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Effective March 20, 2024 (the “Closing Date”), HCM Acquisition Corp (“HCM”) completed its previously announced business combination (“Business Combination”) with  Murano PV, S.A. DE C.V. (“Murano”), pursuant to the Amended & Restated Business Combination Agreement, dated August 2, 2023, as amended on December 31, 2023 (the “Business Combination Agreement”), by and among HCM, Murano Global Investments PLC, a company incorporated under the laws of the Bailiwick of Jersey (the “Company”), Murano, a Mexican corporation, Elías Sacal Cababie, an individual, ES Agrupación, S.A. de C.V., a Mexican corporation, Murano Global B.V., a Dutch private limited company, MPV Investment B.V., a private limited liability company under Dutch law, and Murano Global Cayman, a Cayman Islands exempted company incorporated with limited liability which is a direct wholly-owned subsidiary of the Company (“New CayCo”), which provided for, among other things, New CayCo merging with and into HCM (the “Merger”), with HCM surviving the merger as a direct wholly-owned subsidiary of the Company and the transactions contemplated thereby.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the closing of the Mergers and the release of the funds from HCM’s trust account to HCM, following the satisfaction of payments in connection with redemption of HCM’s class A ordinary shares and transaction expenses, the Second Amended and Restated Investment Management Trust Agreement, dated January 19, 2024, by and between HCM and Continental Stock Transfer & Trust Company, as trustee, terminated pursuant to its terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the terms and subject to the conditions set forth in the Business Combination Agreement, at the effective time of the Merger, New CayCo merged with and into HCM, the separate corporate existence of New CayCo ceasing with HCM being the surviving company (the “Surviving Company”) and a wholly owned direct subsidiary of Murano Global Investments PLC (the “Merger”). HCM changed its name to “Murano Global Hospitality Corp”. The Surviving Company is centrally managed and controlled from the United Kingdom.

At the effective time of the Merger, (i) each issued and outstanding class A ordinary share and class B ordinary share, par value $0.0001 per share, of HCM (the “HCM Ordinary Shares”) were automatically converted into ordinary shares of Murano, no par value per share (the “Murano Ordinary Shares”) on a one-for-one basis, and (ii) each issued and outstanding warrant to purchase one HCM class A ordinary share automatically converted into and represents a right to acquire Murano Ordinary Shares (“Murano Warrant”) on a one-for-one basis. Each Murano Warrant (a) has an exercise price of $11.50 per whole warrant required to purchase one Murano Ordinary Share, and (b) will expire on the five-year anniversary of the Closing Date.

In the Merger, (i) Murano issued an aggregate of 8,892,873 ordinary shares to the former holders of HCM Ordinary Shares immediately prior to the effective time of the Merger, and (ii) an aggregate of 16,875,000 HCM warrants, which were outstanding immediately prior to the effective time of the Merger, became converted into Murano Warrants.

On March 21, 2024, Murano Ordinary Shares and certain Murano Warrants commenced trading on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbols “MRNO” and “MRNOW,” respectively.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by the text of the Business Combination Agreement, which is included as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2024, HCM notified the Nasdaq that the Merger had been completed, and requested that Nasdaq suspend trading of the HCM class A ordinary shares and the public warrants on the Nasdaq and removed these securities from listing on the Nasdaq, in each case, prior to market open on March 21, 2024. HCM also requested that the Nasdaq file with the United States Securities and Exchange Commission (the "SEC") a notification of removal from listing on Form 25 to delist HCM’s class A ordinary shares and the public warrants from the Nasdaq and to deregister HCM’s class A ordinary shares and the public warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On March 20, 2024, in accordance with HCM’s request, the Nasdaq filed the Form 25 with the SEC.

 Murano Global Hospitality Corp, as successor in interest to HCM, intends to file with the SEC a certification and notice of termination on Form 15 requesting that HCM’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to HCM’s class A ordinary shares and the public warrants.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

As noted previously, in the Merger, each HCM Ordinary Share was exchanged for one Murano Ordinary Share. Additional information about the Murano Ordinary Shares is set forth in the section of Murano’s Registration Statement on Form F-4 (File No. 333-273849), as amended (the “Registration Statement”), initially filed on August 8, 2023, titled “Description of PubCo Securities”, which information is incorporated herein by reference.

As noted previously, as a result of the Merger, each of HCM’s warrants became one Murano Warrant and are governed by the terms of the Amended and Restated Warrant Agreement, dated March 20, 2024 by and among Murano and Continental Stock Transfer & Trust Company (the “Warrant Agreement”). Each of Murano’s warrants entitles the holder to purchase one Murano Ordinary Share at a price of $11.50 per share, subject to the terms and conditions of the Warrant Agreement. Additional information about Murano’s warrants is set forth in the section of the Registration Statement titled “Description of PubCo Securities”, which information is incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Warrant Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note above and in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01. As a result of the Merger, HCM became a wholly-owned subsidiary of Murano.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 20, 2024, Shawn Matthews, James Bond, David Goldfarb, Steven Bischoff and Jacob Loveless each notified the board of directors of HCM (the “Board”) of their respective decisions to resign from the Board effective as of immediately prior to the Merger and each member of the Board resigned from all offices of HCM each held effective as of immediately prior to the Merger.

Item 8.01.	Other Events.

On March 20, 2024, Murano issued a press release relating to the completion of the Business Combination and the commencement of trading of Murano’s securities on the Nasdaq. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit Number
2.1
Amended & Restated Business Combination Agreement, dated August 2, 2023, by and among HCM Acquisition Corp, MURANO PV, S.A. DE C.V., Elías Sacal Cababie, ES Agrupación, S.A. de C.V., Murano Global B.V., MPV Investment B.V., and Murano Global Cayman  (incorporated by reference to Exhibit 2.1 to the Form 8-K filed August 7, 2023)

2.2
Amendment to Amended and Restated Business Combination Agreement, dated December 31, 2023, by and between MURANO PV, S.A. DE C.V. and HCM Acquisition Corp (incorporated by reference to Exhibit 2.1 to the Form 8-K filed January 5, 2024)

10.1
Second Amended and Restated Investment Management Trust Agreement, dated January 19, 2024, by and between HCM and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.1 to the Form 8-K filed January 23, 2024)

10.2	Amended and Restated Warrant Agreement, dated March 20, 2024 by and among Murano and Continental Stock Transfer & Trust Company
99.1	Press Release, dated March 20, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Murano Global Hospitality Corp
As successor by merger to HCM Acquisition Corp.

Date: March 26, 2024	By:	/s/ Elias Sacal Cababie
	Name:	Elias Sacal Cababie
	Title:	Director